Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Montgomery Funds

            In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    February 16, 2017

                                                                                         __________/s/ F. William McNabb III_____
                                                                                                     F. William McNabb III

                                                                                                     Chief Executive Officer

0322296, v0.240

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer:  Vanguard Montgomery Funds

            In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    February 16, 2017

                                                                                          _______/s/ Thomas J. Higgins________
                                                                                                       Thomas J. Higgins

                                                                                                    Chief Financial Officer

0322296, v0.240